EXHIBIT 4.1

NUMBER                                              SHARES
                                                    CUSIP NO. 74838L 30 4
INCORPORATED UNDER THE LAWS
  OF THE STATE OF NEVADA

                             THE QUIGLEY CORPORATION



         THIS CERTIFIES THAT                            is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF PAR VALUE $.001
PER SHARE OF
                                   THE QUIGLEY CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This certificate is not valid unless countersigned by the transfer agent and registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/S/ERIC H. KAYTES                             /S/GUY QUIGLEY
-----------------                             --------------
SECRETARY/TREASURER                           PRESIDENT

                                              COUNTERSIGNED AND REGISTERED:
                                              AMERICAN STOCK TRANSFER & TRUST
                                              COMPANY (New York, NY)
                                              TRANSFER AGENT AND REGISTRAR,

                                              BY
                                                 --------------------------
                                                   AUTHORIZED OFFICER

         The Company is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Company has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued Preferred Stock.

         A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of stock and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Company and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof upon request and without charge from the Company.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common   UNIF GIFT MIN ACT - ______ Custodian ______
                                                      (Cust)           (Minor)
                                                 under Uniform Gifts to Minors
                                                 Act__________________________
                                                           (State)

TEN ENT -  as tenants by the entireties

JT TEN  -  as joint tenants with right of
           survivorship and not as
           tenants in common

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------ Shares
of  capital  stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------


                           -----------------------------------------------------
                           NOTICE: The signatures to this assignment and correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement of any change whatever.


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